EXHIBIT 99.1
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Accrued Interest Date:                                                                            Collection Period Ending:
25-Sep-07                                                                                                                  30-Sep-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                            Period #
25-Oct-07                                         ------------------------------                                                  31

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BALANCES
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $337,386,847
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $12,183,142
     Overcollateralization                                                       $137                 $0
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000        $28,321,706
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

CURRENT COLLECTION PERIOD
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     Beginning Receivables Outstanding                                   $359,032,618
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $14,248,919
           Receipts of Pre-Paid Principal                                  $6,927,065
           Liquidation Proceeds                                              $217,795
           Principal Balance Allocable to Gross Charge-offs                  $251,992
        Total Principal Reduction                                         $21,645,771

        Interest Collections
           Receipts of Interest                                              $887,959
           Servicer Advances                                                 $102,298
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $35,981
           Net Investment Earnings                                            $31,363
        Total Interest Collections                                         $1,057,601

     Total Collections                                                    $22,451,380

     Ending Receivables Outstanding                                      $337,386,847

SERVICER ADVANCE AMOUNTS
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     Beginning Period Unreimbursed Previous Servicer Advance                 $589,343
     Current Period Servicer Advance                                         $102,298
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $691,641

COLLECTION ACCOUNT
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     Deposits to Collection Account                                       $22,451,380

     Distribution Amounts Due
        Servicing Fees Due                                                   $299,194
        Class A Noteholder Interest Distribution Due                       $1,108,231
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $20,635,446
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                         $0
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $299,194
        Amounts Deposited into Note Distribution Account                  $21,863,194
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $288,992
     Total Distributions from Collection Account                          $22,451,380

EXCESS FUNDS RELEASED TO THE DEPOSITOR
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $288,992
     Total Excess Funds Released to the Depositor                            $288,992

NOTE DISTRIBUTION ACCOUNT
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     Amount Deposited from the Collection Account                         $21,863,194
     Interest Distribution to Noteholders                                  $1,227,748
     Principal Distribution to Noteholders                                $20,635,446
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $21,863,194

DISTRIBUTIONS
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $164,822              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-3 Notes                                                      $20,635,446        $28,321,706       $421.50        57.85%
     Class A-4 Notes                                                               $0       $264,507,000         $0.00       100.00%
     Class B Notes                                                                 $0        $32,375,000         $0.00       100.00%

CARRYOVER SHORTFALLS
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                                                                Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
     Class B Interest Carryover Shortfall                                          $0                 $0            $0


RECEIVABLES DATA
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       30,293             29,491
     Weighted Average Remaining Term                                            24.67              23.74
     Weighted Average Annual Percentage Rate                                    4.16%              4.16%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $305,277,247             90.48%
        1-29 days                                                         $24,638,282              7.30%
        30-59 days                                                         $5,339,165              1.58%
        60-89 days                                                         $1,089,219              0.32%
        90-119 days                                                          $338,782              0.10%
        120+ days                                                            $704,152              0.21%
        Total                                                            $337,386,847            100.00%
        Delinquent Receivables +30 days past due                           $7,471,318              2.21%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $251,992
        Recoveries for Current Period                                         $35,981
        Net Write-Offs for Current Period                                    $216,011

        Cumulative Realized Losses                                         $7,811,662


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                     $938,129                 48
        Ending Period Repossessed Receivables Balance                      $1,088,910                 51
        Principal Balance of 90+ Day Repossessed Vehicles                    $175,991                  7


YIELD SUPPLEMENT OVERCOLLATERALIZATION
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     Beginning Period Required Amount                                     $13,193,467
     Beginning Period Amount                                              $13,193,467
     Current Distribution Date Required Amount                            $12,183,142
     Current Period Release                                                $1,010,325
     Ending Period Amount                                                 $12,183,142
     Next Distribution Date Required Amount                               $11,212,999

RESERVE ACCOUNT
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $31,363
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


OVERCOLLATERALIZATION
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     Beginning Period Amount                                                       $0
     Ending Period Target Credit Enhancement OC Amount                             $0
     Ending Period Amount                                                          $0
     Current Period Release                                                        $0
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